Exhibit 10.52

Dirk A. Montgomery

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and between OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Employer”) and DIRK A. MONTGOMERY (the “Employee”) to be effective for all purposes as of January 1, 2012.

WHEREAS, Employer employs Employee as Senior Vice President and Chief Financial Officer of the Employer pursuant to that certain Amended and Restated Officer Employment Agreement dated effective June 14, 2007, as amended by that certain Amendment to Employment Agreement dated effective as of January 1, 2009 and that certain Second Amended to Employment Agreement dated effective December 30, 2010 (as amended, the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to change the Employment Agreement to reflect that the Employee has been promoted to Executive Vice President and Chief Financial Officer of the Employer.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

2.Change of Employee's Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as Senior Vice President and Chief Financial Officer of the Employer are hereby amended to state that the Employee is employed as Executive Vice President and Chief Financial Officer of the Employer effective January 1, 2012.

3.Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as set forth above.

“EMPLOYEE”
/s/ Dirk A. Montgomery
DIRK A. MONTGOMERY

“EMPLOYER”

Attest:		OSI RESTAURANT PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Kelly Lefferts	By:	/s/ Joseph J. Kadow
	Kelly Lefferts, Assistant Secretary		Joseph J. Kadow, Executive Vice President

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